Investments	12 Months Ended
Dec. 31, 2023
Investment property [abstract]
Investments

NOTE 6. INVESTMENTS
The Company currently has investments in four entities: 420 Capital Management, LLC (“420 Capital”), a cannabis investment company; Lighthouse Strategies, LLC (“Lighthouse”), a diversified cannabis investment company; IM Cannabis Corp. (“IMC”), a pharmaceutical manufacturer that specializes in cannabis and OLD PAL LLC (“Old Pal”), a cannabis operator/licensor.
The 420 Capital, Lighthouse and Old Pal investments are held at fair value and are classified as equity securities without a readily determinable fair value. The IMC investment is classified as a marketable security with a readily determinable fair value.

During the year ended December 31, 2022, Lighthouse, in conjunction with a spin-off transaction, issued Lighthouse shareholders a prorated interest in Infamy Brews, LLC, DBA (“Two Roots Brewing Co.”), a non-alcoholic brewing company. On September 15, 2023, Two Roots Brewing Co. ceased operations, and as a result the Company wrote off the remaining investment balance of $0.1 million in Two Roots Brewing Co. The Company currently holds 0.8% ownership interest in Two Roots Brewing Co. The investment is held at fair value and classified as an equity security without a readily determinable value.

The following is a summary of the investments held at fair value as of December 31, 2023 and December 31, 2022:

	December 31,	December 31,
($ in thousands)	2023	2022
420 Capital	$68	$68
Lighthouse	81	339
Two Roots Brewing Co.	—	93
Old Pal	532	592
IMC	49	136
Total Investments	$730	$1,228
During the years ended December 31, 2023 and 2022, the Company recorded mark-to-market losses of $0.3 million and $4.6 million, respectively.